Exhibit 99.1(a)

Consent of Director Nominee

TransFirst Holdings Corp. (the “Company”) is filing an Amendment No. 1 to a Registration Statement on Form S-1 (Registration No. 333-207456) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering (“IPO”) of its common stock. In connection with the IPO, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Scott Betts
Name:	Scott Betts

Date:	November 16, 2015

Exhibit 99.1(b)

Consent of Director Nominee

TransFirst Holdings Corp. (the “Company”) is filing an Amendment No. 1 to a Registration Statement on Form S-1 (Registration No. 333-207456) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering (“IPO”) of its common stock. In connection with the IPO, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ David Bonnette
Name:	David Bonnette

Date:	November 18, 2015

Exhibit 99.1(c)

Consent of Director Nominee

TransFirst Holdings Corp. (the “Company”) is filing an Amendment No. 1 to a Registration Statement on Form S-1 (Registration No. 333-207456) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering (“IPO”) of its common stock. In connection with the IPO, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of the Company in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Kenneth R. Jensen
Name:	Kenneth R. Jensen

Date:	November 18, 2015